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 Rule 10f-3 Acquisition of Securities from an Affiliate - April 1, 2002 through June 30, 2002

                                      DeAM

                             Scudder New Europe Fund
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                                        Security Purchased         Comparison Security         Comparison Security
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Issuer                                         BSkyB            Regal Entertainment Group          ExpressJet
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Underwriters                       Goldman Sachs, Deutsche Bank  CS First Boston, Lehman,   CS First Boston, Merrill
                                                                  Bear Stearns, Saloman       Lynch, Raymond James,
                                                                       Smith Barney           Saloman Smith Barney
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
Years of continuous operation,                         > 3 years                 > 3 years                    > 3 years
including predecessors
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Security                                            Common Stock              Common Stock                 Common Stock
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Is the affiliate a manager or                         Co-Manager                        No                           No
co-manager of offering?
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Name of underwriter or dealer from                 Goldman Sachs                       N/A                          N/A
which purchased
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Firm commitment underwriting?                                Yes                       N/A                          N/A
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Trade date/Date of Offering                            5/15/2002                  5/9/2002                    4/23/2002
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Total dollar amount of offering                            $0.00                     $0.00                        $0.00
sold to QIBs
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Total dollar amount of any                     $2,451,202,812.35           $342,000,000.00              $480,000,000.00
concurrent public offering
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Total                                          $2,451,202,812.35           $342,000,000.00              $480,000,000.00
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Public offering price                                      $9.78                    $19.00                       $16.00
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Realized Gain/Loss on Sale of                                N/A                       N/A                          N/A
Security
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Unrealized Gain/Loss at 6/30/02                      ($3,131.00)                       N/A                          N/A
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Price paid if other than public                              N/A                       N/A                          N/A
offering price
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Underwriting spread or commission                          0.20%                     6.75%                        6.38%
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Total shares purchased                                    20,200                       N/A                          N/A
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$ amount of purchase                                    $198,966                       N/A                          N/A
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% of offering purchased by fund                            0.01%                       N/A                          N/A
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% of offering purchased by                                 0.23%                       N/A                          N/A
associated funds
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Total                                                      0.24%                       N/A                          N/A
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